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                                                                      EXHIBIT 10


IBM / OEM Software Agreement

Transaction Document Number 4999FA1063
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Thank you for doing business with IBM. This is a Transaction Document under the
IBM / OEM Software Agreement No. 4999FA0932 ("Agreement"). This Transaction Document becomes effective when signed by both parties.

By signing below for our companies, each of us agrees to the terms of this Transaction Document. Once signed, 1) both parties agree any reproduction of the Agreement made by reliable means (for example, photocopy or facsimile) is an original unless prohibited by local law and 2) all Programs are subject to it.

Agreed to:                                      Agreed to:

International Business Machines Corporation     ConversIt.com


By: /s/ PETER BLACKLOCK                         By: /s/ DEAN WEBER
    ----------------------------------             -----------------------------

Name: Peter Blacklock                           Name: Dean Weber

Date:  9/21/99                                  Date: 9/21/99
      --------------------------------               ---------------------------


IBM Address:                                    ConversIt.com Address:

1555 Palm Beach Lakes Blvd.                     6333 Greenwich Drive
Suite 700                                       Suite 240
West Palm Beach, FL 33433                       San Diego, CA 92122



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IBM / OEM Software Agreement # 4999FA0932
Transaction Document Number 4999FA1063

                     CONTINUOUS DICTATION DISTRIBUTION PKG.

1. Program(s) Prices: You will pay IBM the applicable amount identified below for each copy of the following Program(s) that you distribute. For the purposes of this Agreement, these are Embedded Programs.


     Part                                                                  ISV           24 month
     Number         Description                                            PRICE         Volume
     ------         -----------                                            -----         ------
     4300810         One title for Continuos Dictation Distribution        $900,000      Unlimited for
                     Package 5.3                                                         One title
                     (Continuous Dictation, Text-to-Speech and
                     Command and Control for U.S. English, U.K.
                     English, Spanish, German, French, and Italian)


2.   Value-Add Components which must be included in Offerings:

     Vendor                                  Application                                SKU
-------------------------------------------------------------------------------------------
     ConversIt.com                           (Name TBD) U.S. English                    TBD
                                               "    "   U.K. English                    TBD
                                               "    "   Spanish                         TBD
                                               "    "   German                          TBD
                                               "    "   French                          TBD
                                               "    "   Italian                         TBD

3.   Related Licensed Materials which must be included in Offerings:

     Related Licensed Materials will be included in your Offering in the appropriate languages and with the appropriate terms for the geographies in which it will be distributed.

4.   Terms of Use:

     a) Prior to shipment, ConversIt.com shall provide IBM the Application name associated with the single title as well as the SKU's of the associated language versions listed in Section 2, "Value-Add Components", above.

     b) ConversIt.com's rights hereunder shall not apply to any languages other than those specified in Section 1, "Description", above.

     c) Variances between SKU's shall be limited solely to those necessary to differentiate between languages.

     d) ConversIt.com's rights hereunder shall not apply to new releases of the single title Application defined in Section 2, "Value-Add Components", above, other than an "Update" release, which shall be designated as a change in the hundredths digit [x.x(x)] of any component of the single title granted.

5. Territory is World Wide, with the exception of prohibited countries which include Cuba, Iraq, Iran, Libya, and North Korea.


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6.   Term: Not withstanding Section 11.2a above, the term of this Transaction
     Document will be two (2) years from the "Commencement Date."

7. License Agreement Requirement: You will include in your Offering(s) the License Agreement in the appropriate languages and with the appropriate terms for the geographies in which it will be distributed.

8. Technical Support: You or your Distributors will provide Level 1 Service and Level 2 Service to Customers. You will include with your Offerings a conspicuous description of Level 1 and Level 2 Services and the method and means the Customer shall use to contact your Level 1 and Level 2 Services. IBM will provide Level 3 Service to you during the time that such service is available to all other IBM customers of the IBM Product.

9. Coordinators: The following contract coordinators are authorized to receive notices under this Transaction Document and the Base Agreement:


     Name                Peter Blacklock                   Dean Weber
     Company             IBM                               ConversIt.com, Inc.
     Address             1555 Palm Beach Lakes Blvd.       6333 Greenwich Drive
                         Suite 700                         Suite 240
     City, State         West Palm Beach, FL 33433         San Diego, CA 92122
     Telephone           (561) 615-7080                    (858) 552-4466
     Fax                 (561) 615-7006                    (858) 552-4474


10.  Purchase Order Requirements:

     a) Your purchase order will contain the following information: purchase order number, order quantity, requested delivery date, a contact name and phone number, and your shipping location. Your orders will be sent to:

           IBM Branch Office JWQ
           Accounts Receivable - Internal Zip 261
           150 Kettletown Road
           Southbury, CT 06488

     b) For a period of two years after the "Commencement Date", ConversIt.com shall receive unlimited distribution rights to use the Embedded Programs with the single title Application defined in Section 2, "Value-Added Components" (and not its Derivative Works), for a total fee of $900,000.

     c) ConversIt.com shall pay IBM an initial payment of $300,000 on the Commencement Date and ConversIt.com shall pay IBM $150,000 within thirty
        (30) days of receipt of the initial payment. ConversIt.com shall pay IBM $450,000 upon the first anniversary of the Commencement Date.

11.  Miscellaneous Terms/Conditions:

     a) Price includes Golden Master/license, soft copy documentation, Level 3 support and support training, including IBM participation at ConversIt.com roadshow events up to ten (10) days. ConversIt.com shall pay for all travel expenses incurred by IBM at such events.

     b) Price excludes documentation, microphone, additional media and levels 1 & 2 support.

     c) No product returns are allowed.

     d) ConversIt.com will pay shipping and freight charges.


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     e) ConversIt.com will attribute IBM Technology in packaging and advertising via print, radio, T.V., etc. as mutually agreed upon in writing.

     f) Subject to IBM's prior written approval, such approval not to be unreasonably withheld or delayed, ConversIt.com shall be allowed to issue a press release referencing this Agreement between IBM and ConversIt.com. In addition, IBM shall use commercially reasonable efforts to provide a quote from a senior Speech executive within ten
        (10) business days of receiving the press release from ConversIt.com.

     g) ConversIt.com will receive Updates on the runtime, as they are made available, at no charge, during the terms of this Agreement.

     h) Provided IBM list a business partners on the ViaVoice homepage, and ConversIt.com has signed an IBM Business Partner Agreement with IBM, ConversIt.com will be afforded the same attribution rights as other IBM Business Partners, subject to the terms of this Agreement.

     i) A representative from IBM's Speech and Pen Systems will be a member of the ConversIt.com advisory board for the initial term of this Agreement.

In the event IBM elects to terminate this Agreement pursuant to Section 11.2(a) above, IBM's obligations under this Section 11(f); (g); (h) and (i) shall cease.